CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Joel Bellenson, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-Q of Upstream Biosciences Inc. for the three month period ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Upstream Biosciences Inc.

Date: August 31, 2009

/s/ Joel Bellenson
Joel Bellenson
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal
Financial Officer and Principal Accounting Officer)